SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement
WESTERN LIBERTY BANCORP

(Name of Registrant as Specified In Its Charter)
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Copies to:
Jeffrey A. Horwitz, Esq.
Frank J. Lopez, Esq.
Proskauer Rose, LLP
1585 Broadway
New York, New York 10036-8299
Telephone: 212-969-3000
Fax: 212-969-2900

1370 Avenue of the Americas, 28th Floor
New York, New York
To All Holders of Warrants of Western Liberty Bancorp:
We are writing to advise you that the Board of Directors and the holders of a majority of the outstanding warrants of Western Liberty Bancorp (“WLBC”) have authorized the amendment and restatement of that certain Amended and Restated Warrant Agreement, dated as of July 20, 2009 as amended by that certain Amendment No. 1 to the Amended Warrant Agreement, dated as of October 7, 2009, each between WLBC and Continental Stock Transfer & Trust Company, as warrant agent (the “Prior Warrant Agreement"), as set forth in the Second Amended and Restated Warrant Agreement, dated as of September 27, 2010, between WLBC and the Warrant Agent (the “Amended Warrant Agreement").
These actions were approved on September 23, 2010 by the written consent of the holders of a majority of WLBC’s warrants, in accordance with the terms of the Prior Warrant Agreement. The holders of approximately 72.9% of WLBC’s warrants have approved the amendment of the Prior Warrant Agreement as set forth in the Amended Warrant Agreement.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not become effective until a date at least twenty (20) days after the date this Information Statement has been mailed to the holders of the warrants. This Information Statement is first mailed to you on or about          , 2010.
Please feel free to call WLBC’s President, Daniel B. Silvers, at (212) 445-7800 should you have any questions about the enclosed Information Statement. We look forward to your continued support.

By Order of the Board of Directors
By:	/s/ MICHAEL B. FRANKEL
Director and Chairman Designate

, 2010

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1370 Avenue of the Americas, 28th Floor
New York, New York
INFORMATION STATEMENT
(dated                    , 2010)
NO VOTE OR OTHER ACTION OF WESTERN LIBERTY BANCORP’S
WARRANT HOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
GENERAL INFORMATION
This Information Statement has been filed by Western Liberty Bancorp, a Delaware corporation (“WLBC”) with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), to the holders of the WLBC’s warrants (the “Warrants"), to notify such holders that on or about September 23, 2010, and pursuant to privately negotiated transactions with a select group of Warrant holders (the “Consenting Warrant Holders"), WLBC received written consents from such Consenting Warrant Holders representing approximately 72.9% of WLBC’s outstanding Warrants and authorizing the amendment and restatement of that certain Amended and Restated Warrant Agreement, dated as of July 20, 2009 as amended by that certain Amendment No. 1 to the Amended Warrant Agreement, dated as of October 7, 2009, each between WLBC and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent") (the “Prior Warrant Agreement"). No additional action will be undertaken by WLBC with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents or under the Delaware General Corporation Law are afforded to the Warrant holders as a result of the adoption of the actions contemplated herein. Accordingly, your consent is not required and is not being solicited in connection with the foregoing.
REASONS FOR THE AMENDMENTS
On November 6, 2009, WLBC entered into a Merger Agreement (the “Merger Agreement"), which was subsequently amended on June 21, 2010 by a First Amendment to the Merger Agreement, dated as of June 21, 2010 (together with the Merger Agreement, the “Amended Merger Agreement"), each among WL-S1 Interim Bank, a Nevada corporation (“Acquisition Sub"), Service1st Bank of Nevada, a Nevada-chartered non-member bank (“Service1st") and Curtis W. Anderson, as representative of the former stockholders of Service1st. The Amended Merger Agreement provides for the merger of Acquisition Sub with and into Service1st, with Service1st being the surviving entity and becoming WLBC’s wholly-owned subsidiary. The transaction contemplated by the Amended Merger Agreement is referred to herein as the “Acquisition".
In connection with the Acquisition, WLBC has initiated a process to obtain the regulatory approvals necessary to become a bank holding company, which will enable it to consummate the Acquisition and to participate in financial lines of business. Upon the consummation of the Acquisition, WLBC will operate as a “new” Nevada financial institution bank holding company and will conduct its operations through its wholly-owned subsidiary, Service1st. The consummation of the Acquisition remains subject to such conditions as are customary for acquisitions of such type, including without limitation, obtaining all applicable governmental and other consents and approvals.
In order to assist WLBC in gaining the requisite approval of certain bank regulatory authorities in connection with the Acquisition, on September 23, 2010, WLBC entered into a Letter Agreement with the Consenting Warrant Holders, a copy of which is attached hereto as Annex A (the “Warrant Restructuring Letter Agreement"), confirming the basis and terms upon which the parties have agreed to amend the Prior Warrant Agreement pursuant to a Second Amended and Restated Warrant Agreement, dated as of September 27, 2010, between WLBC and the Warrant Agent, a copy of which is attached hereto as Annex B (the “Amended Warrant Agreement"). The Warrant Restructuring Letter Agreement serves as the consent and approval of each Consenting Warrant Holder to amend and restate the Prior Warrant Agreement pursuant to the Amended Warrant Agreement. For a description of the amendments to the Prior Warrant Agreement, see the section below entitled “Amendments to the Prior Warrant Agreement.”

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Pursuant to the Warrant Restructuring Letter Agreement, the Prior Warrant Agreement shall be amended where applicable to provide for the exercise of all of the outstanding Warrants into one thirty-second (1/32) of one share of WLBC’s common stock, par value $0.0001 (“Common Stock"), which is conditioned on and would occur concurrently with the consummation of the Acquisition (the “Exercise Date"). If the Acquisition is consummated and the other conditions set forth under “Amendments to the Prior Warrant Agreement” below are satisfied, any Warrants that would entitle a holder of such Warrants to a fractional share of Common Stock after taking into account the exercise of the remainder of such holder’s Warrants into full shares of Common Stock will be cancelled on the Exercise Date. As a result of the foregoing, there will be no Warrants outstanding after the Exercise Date. WLBC shall also pay a consent fee to the holders of Warrants in an amount equal to $0.06 per Warrant on the Exercise Date (the “Consent Fee”), regardless of whether such holders were party to the Warrant Restructuring Letter Agreement, if and when the Exercise Date occurs. For a further description of the amendments to the Prior Warrant Agreement as set forth in the Amended Warrant Agreement, see the section below entitled “Amendments to the Prior Warrant Agreement.”
WLBC has been informed by the relevant bank regulatory authorities that the conversion of its outstanding Warrants into shares of Common Stock will help facilitate the requisite approval of such authorities in connection with the Acquisition because it will prevent certain Warrant holders from being deemed to have “control” of us upon exercise of their Warrants. The Bank Holding Company Act of 1956, the Change in Bank Control Act of 1978, and the Board of Governors of the Federal Reserve System’s (the “Federal Reserve”) Regulation Y require that advance notice be given to the Federal Reserve or that affirmative approval of the Federal Reserve be obtained to acquire control of a bank or bank holding company, with limited exceptions. The Federal Reserve may act during the advance notice period to prevent the acquisition of control. Subject to guidance issued by the Federal Reserve in September 2008, control is conclusively presumed to exist if a person or entity acquires 25% or more of any class of voting stock of a bank holding company or insured depository institution. Control is rebuttably presumed to exist if a person or entity acquires 10% or more but less than 25% of the voting stock and either the issuer has a class of securities registered under section 12 of the Securities and Exchange Act of 1934, as amended, as WLBC does, or no other person or entity will own, control, or hold the power to vote a greater percentage of voting stock immediately after the transaction. In its September 2008 guidance, the Federal Reserve stated that generally it will be able to conclude that an investor does not have a controlling influence over a bank or bank holding company if the investor does not own more than 15% of the voting power and 33% of the total equity of the bank or bank holding company, including nonvoting equity securities. The investor may, however, be required to make passivity commitments to the Federal Reserve, promising to refrain from taking various actions that might constitute exercise of a controlling influence. The Federal Reserve may also demand passivity commitments from entity investors that own 5% or more of a bank’s or bank holding company’s voting securities. There can be no assurances that such regulatory approvals will be granted and the Acquisition consummated, in which case the Amended Warrant Agreement will be inoperative and the Prior Warrant Agreement shall remain in effect.
In addition, WLBC believes that the failure to restructure its outstanding Warrants could prevent it from obtaining regulatory approval, and therefore completing the Acquisition, in which case WLBC may be forced to liquidate if it is unable to pursue other alternatives, and all of the Warrants would expire worthless. By agreeing to the amendments contained in the Amended Warrant Agreement, WLBC believes that the Consenting Warrant Holders have increased the probability of consummating the Acquisition and therefore the chances that all holders of WLBC’s warrants will receive an economic benefit from their Warrants has been increased. Furthermore, as discussed below under the section entitled “Amendments to the Prior Warrant Agreement”, the Prior Warrant Agreement will be amended to the benefit of Warrant holders without affecting the existing rights of any holders of other WLBC securities.
AMENDMENTS TO THE PRIOR WARRANT AGREEMENT
WLBC engaged in its initial public offering of units, consisting of one share of Common Stock and one Warrant, on November 20, 2007 and, in connection therewith, issued 31,948,850 (including the over allotment option) Warrants to its public investors (the “Public Warrants"). Additionally, WLBC issued 8,500,000 Warrants (the “Private Warrants") and 8,625,000 shares of Common Stock (the “Private Shares"), of which 637,786 Private Shares were redeemed because the underwriters in the initial public offering

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did not fully exercise their over-allotment option, resulting in a total of 7,987,214 Private Shares outstanding after redemption. On July 20, 2009, WLBC entered into a Private Shares Restructuring Agreement with its former sponsor Hayground Cove Asset Management LLC (“Hayground Cove”), pursuant to which 7,618,908, or over 95%, of WLBC’s Private Shares, were cancelled and exchanged for Private Warrants, resulting in 368,306 Private Shares and 16,118,908 Private Warrants. As of          , 2010, there were 31,948,850 Public Warrants and 16,118,908 Private Warrants, each exercisable for one share of Common Stock, which, if the conditions precedent below are satisfied, will be converted into approximately 1,502,117 shares of Common Stock on the Exercise Date in accordance with the Amended Warrant Agreement.
Under Section 9.9 of the Prior Warrant Agreement, the written consent of each of the registered holders constituting a majority of the outstanding Warrants was required in order to amend the Prior Warrant Agreement. WLBC has entered into the Warrant Restructuring Letter Agreement with the Consenting Warrant Holders, who have reported to WLBC that they collectively hold at least a majority of its outstanding Warrants confirming the basis and terms upon which the parties have agreed to amend the Prior Warrant Agreement, previously filed with the SEC.
After WLBC received stockholder approval to remove the special purpose acquisition company-specific provisions of its certificate of incorporation and completed the associated redemption in October 2009, it became apparent that WLBC’s capital structure would have to be modified in order to obtain approval of the Acquisition by certain bank regulatory authorities as discussed under the section entitled “Reasons for the Amendments” above. After extensive negotiation with two Consenting Warrant Holders who hold Public Warrants, WLBC was able to reduce significantly the number of shares of Common Stock that could be issued upon exercise of the Warrants. Prior to these negotiations, the parties discussed whether WLBC and such Consenting Warrant Holders would be interested in a proposed Warrant restructuring. WLBC did not approach the Consenting Warrant Holders with, or solicit their consent with respect to, firm terms for amending their Warrants. During these private negotiations, the Consenting Warrant Holders had the opportunity to submit comments and independently engage in negotiations with WLBC’s director representative and Chairman Designate, Michael B. Frankel, who acted on behalf of WLBC as the head of a special committee formed to consider a potential Warrant restructuring. The remaining directors of WLBC, including its current Chairman and Chief Executive Office, Jason N. Ader, recused themselves from any negotiations with the two Consenting Warrant Holders. There was no time limit placed by WLBC on any Consenting Warrant Holder for entering into the Warrant Restructuring Letter Agreement. The opportunity to negotiate and the open time period assured that the negotiations would not operate in a manner that would preclude the Consenting Warrant Holders from fully negotiating the amendments of certain terms of the Warrants. Additionally, each of the Consenting Warrant Holders are sophisticated parties and represented that they are an “accredited investor” as defined under Regulation D of the Securities Act of 1933, as amended. WLBC has made information surrounding the amendment of the Warrants readily available in its public filings, and this information includes the effect of the amendment to the Prior Agreement on the consummation of the Acquisition. The sophistication of the potential sellers and lack of a significant time constraint allowed the Consenting Warrant Holders to use the disclosed information to make an informed decision with regard to the amendment of the terms of their Warrants. Ultimately, each Consenting Warrant Holder negotiated its own terms. The resulting Warrant Restructuring Letter Agreement and the Amended Warrant Agreement represent a compilation of the collective, independent comments and discussions of two Consenting Warrant Holders, whereby all Warrant holders receive the benefit of the terms individually negotiated by such Consenting Warrant Holders.
The Warrant Restructuring Letter Agreement serves as the consent and approval of each of the Consenting Warrant Holders to amend and restate the Prior Warrant Agreement. The Consenting Warrant Holders consist of holders of WLBC’s Public Warrants and affiliates of Hayground Cove, including its current Chairman and Chief Executive Officer Jason N. Ader. There are no separate arrangements, understandings or agreements with or between any of the Consenting Warrant Holders and WLBC or its affiliates. The Consenting Holders own approximately 72.9% of WLBC’s Warrants. Each Consenting Warrant Holder’s respective percentage ownership of WLBC’s total outstanding Warrants held by such Consenting Holder or certain of its funds for which it acts as investment manager (rounded to the nearest tenth of a percent) are as follows: Pine River Capital Management (19.6%); Integrated Holding Group LP (12.8%); Weiss Multi-Strategy Advisers LLC (11.5%); Hayground Cove Asset Management LLC (27.9%); and Jason N. Ader (1.1%).
Pursuant to the Warrant Restructuring Letter Agreement, the Prior Warrant Agreement shall be amended where applicable to provide for the exercise of all of the outstanding Warrants into one thirty-second (1/32) of one share of Common Stock. If the Acquisition is consummated and the other conditions set forth below are satisfied, any Warrants that would entitle a holder of such Warrants to a fractional share of Common Stock after taking into account the exercise of the remainder of such holder’s Warrants into full shares of Common Stock will be cancelled on the Exercise Date. As a result of the foregoing, there will be no Warrants outstanding after the Exercise Date. WLBC shall also pay the Consent Fee to the holders of Warrants, regardless of whether such holders were party to the Warrant Restructuring Letter Agreement, if and when the Exercise Date occurs.

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WLBC has agreed to file a registration statement with the SEC for the registration under the Securities Exchange Act of 1933, as amended, of the shares of Common Stock issuable upon exercise of the Warrants. If such registration statement is not filed within 30 days of the Exercise Date, WLBC shall make a payment to each holder of Common Shares issued upon exercise of the Warrants in an amount equal to $0.12 per share of Common Stock issuable upon exercise of the Warrants held by such holder. WLBC further agreed to make an additional payment in an amount equal to $0.18 per share of Common Stock issuable upon exercise of the Warrants held by such holder if the registration statement has not been declared effective by the SEC within 180 days of the Exercise Date. The Common Stock currently trades on the Over-the-Counter (OTC) Bulletin Board®, an electronic stock listing service provided by the Nasdaq Stock Market, Inc. under the symbol “WLBC.OB”. WLBC expects its securities to be listed on a nationally recognized exchange shortly after the closing of the Acquisition, and has agreed to take all actions necessary or appropriate to cause the Common Stock issuable upon exercise of the Warrants to become listed on a nationally-recognized exchange on the 180th day following the Exercise Date.
Each Consenting Warrant Holder has represented to WLBC that it is the owner of its respective warrants and has the right to vote and direct the voting of such Warrants and give consent and direction with respect thereto to the Warrant Agent to enter into the Amended Warrant Agreement. The Amended and Restated Warrant Agreement became immediately effective upon execution by WLBC and the Warrant Agent, but the amendments to the Prior warrant agreement remain subject to (i) receipt by the Warrant Agent and WLBC of (x) the consent of the applicable registered holder(s) of each Consenting Warrant Holder’s Warrants to the amendments to the Warrant Agreement and (y) certification to the Warrant Agent and WLBC from such registered holder(s) as to the positions held by each of the Consenting Warrant Holders, (ii) receipt by WLBC and Service1st of final regulatory approval of the Acquisition, which must occur no later than October 12, 2010, and (iii) the consummation of the Acquisition, which must occur no later than November 12, 2010 (the “Expiration Date"), unless such date is extended by the mutual agreement of WLBC and Service1st, in which case the Expiration Date shall be correspondingly extended. None of the terms of the Amended Warrant Agreement will supersede, amend or replace in any manner whatsoever any term of the Prior Warrant Agreement until such time as these conditions are met.
INCORPORATION BY REFERENCE
The SEC allows WLBC to “incorporate by reference” information into this Information Statement, which means that WLBC can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by WLBC with the SEC and contain important information about the WLBC and its finances, are incorporated into this Information Statement:
•	Prospectus (File No. 333-164790) filed pursuant to Rule 424(b)(3) of the Securities Act filed on August 31, 2010;

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2010;

•	Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010; and

•
Current Reports on Form 8-K Filed on January 16, 2009, February 23, 2009, April 28, 2009, May 13, 2009, June 8, 2009, July 14, 2009 (Item 1.01 only), July 22, 2009, July 24, 2009, July 28, 2009, August 14, 2009 (Item 1.01 only), August 21, 2009 (Item 1.02 only), September 1, 2009 (Item 1.01 only), September 21, 2009, October 8, 2009 (Item 3.01 only), October 9, 2009, October 22, 2009, November 9, 2009 (Items 1.01 and 5.02 only) and November 13, 2009, December 24, 2009, January 29, 2010, February 8, 2010, February 18, 2010, February 25, 2010, March 23, 2010, June 24, 2010, September 7, 2010, September 23, 2010 (Item 3.03 only) and September 28, 2010.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

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PROPOSALS BY SECURITY HOLDERS
WLBC is not holding a meeting of its Warrant holders in connection with the amendment of the Prior Warrant Agreement.
NO APPRAISAL RIGHTS FOR THE AMENDMENTS
Under Delaware law, Warrant holders are not entitled to appraisal rights with respect to the actions contemplated herein and WLBC will not independently provide Warrant holders with any such rights.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
A holder of Warrants will realize gain or loss on the restructuring of the Warrants in an amount equal to the difference between (a) the sum of (i) the amount of cash received as the Consent Fee with respect to the Warrants and (ii) the fair market value on the Exercise Date of the shares of Common Stock received with respect to the Warrants and (b) the holder’s tax basis in the Warrants. Such gain, if any, will be recognized for United States federal income tax purposes to the extent of the amount of cash so received; a loss, if any, will not be recognized for federal income tax purposes.
A holder’s tax basis in the shares of Common Stock received with respect to the Warrants will be equal to the holder’s tax basis in the Warrants, decreased by the amount of cash received as the Consent Fee with respect to the Warrants, and increased by the amount of gain recognized for federal income tax purposes, as discussed above. The holder’s holding period in those shares of Common Stock will include the holder’s holding period in the Warrants.
ADDITIONAL INFORMATION
WLBC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on us at the SEC web site containing reports, proxy statement and other information at: http://www.sec.gov.
Information and statements contained in this Information Statement are qualified in all respects by reference to the copy of the relevant contract or other document incorporated by reference into this Information Statement.
If you would like additional copies of this Information Statement or any of WLBC’s other filings incorporated herein by reference, or if you have any questions, please contact WLBC’s President via telephone or in writing:
Daniel B. Silvers
President
Western Liberty Bancorp
1370 Avenue of the Americas, Floor 28
New York, New York 10019
Telephone: (212) 445-7800
WLBC will undertake to provide you with a copy of any of the aforementioned documents at no charge upon your written or oral request within one day of receipt of such request.

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EFFECTIVE DATE
Pursuant to Rule 14(c)-2 of the Exchange Act, the actions described herein will not become effective until a date at least twenty (20) days after the date of this Information Statement has been mailed to the Warrant holders. The Information Statement is being mailed on or about     , 2010 to the Warrant holders of record at the close of business on September 23, 2010.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, WLBC and services that it employs to deliver communications to its security holders are permitted to deliver to two or more security holders sharing the same address a single copy of each of WLBC’s annual report to security holders and its proxy or information statement(s). Upon written or oral request, WLBC will deliver a separate copy of its annual report to security holder(s) and/or proxy or information statement(s) to any security holder at a shared address to which a single copy of any such document(s) was delivered and who wishes to receive separate copies of such document(s) in the future. Security holders receiving multiple copies of such document(s) may likewise request that WLBC deliver single copies of such document(s) in the future. Security holders may notify WLBC of their requests by writing WLBC at its principal executive offices at 1370 Avenue of the Americas, Floor 28, New York, New York 10019 Attention: Mr. George A. Rosenbaum, Jr., or by calling WLBC at (212) 445-7800.

By Order of the Board of Directors
By:	/s/ MICHAEL B. FRANKEL
Director and Chairman Designate

, 2010

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Annex A
EXECUTION COPY
September 23, 2010
Mr. Michael B. Frankel
Western Liberty Bancorp
1370 Avenue of the Americas, 28th Floor
New York, NY 10019
Dear Mr. Frankel,
This Agreement (this “Agreement”) will confirm the basis upon which Western Liberty Bancorp (formerly known as Global Consumer Acquisition Corp.) (the “Company”) and the holders of warrants of the Company (the “Warrants”) listed on the signature pages and completing Schedule I hereto (each, a “Holder”) have agreed to amend and restate that certain Amended and Restated Warrant Agreement, dated as of July 20, 2009, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, with offices at 17 Battery Place, New York, New York 10004 (the “Warrant Agent”), as amended by that certain Amendment No. 1, dated as of October 7, 2009, between the Company and the Warrant Agent (as amended, the “Prior Agreement”).
WHEREAS, the Company has entered into an Agreement and Plan of Merger with WL-S1 Interim Bank, a Nevada corporation, Service1st Bank of Nevada (“Service1st”), and Curtis W. Anderson, as representative of the former stockholders of Service1st, as amended on June 21, 2010 (as so amended, the “Service1st Merger Agreement”), which provides for the merger of WL-S1 Interim Bank with and into Service1st, with Service1st being the surviving entity and becoming the Company’s wholly-owned subsidiary. The transaction contemplated by the Service1st Merger Agreement is referred to herein as the “Acquisition”.
WHEREAS, the Holders have agreed to reduce the number of Warrants held by such Holders on thirty two-for-one basis, such that the number of outstanding Warrants will be reduced from 48,067,758 to approximately 1,502,117 Warrants.
WHEREAS, the Holders set forth on the signature page and Schedule I hereto, constituting the beneficial holders of at least a majority of the presently outstanding Warrants, agree to amend and/or restate the terms of the existing Warrants and agree to amend and restate the Prior Agreement.
Accordingly, the parties, intending to be legally bound, agree as follows:
1. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Prior Agreement.
2. Subject to the terms and conditions of this Agreement, the Prior Agreement shall be amended and restated so that it shall read in its entirety as set forth in the Second Amended and Restated Warrant Agreement in the form attached as Exhibit A hereto (the “New Warrant Agreement”).

3. Each Holder hereby agrees, in any action upon which the Holder’s vote, consent or other approval is sought in connection with the amendment(s) set forth in this Agreement (the “Amendments”), the Holder shall vote (or cause to be voted) all of its Warrants as set forth on Schedule I hereto in favor of the Amendments. The execution of this Agreement shall be deemed approval, consent and a proxy (the “Proxy”) to the Warrant Agent to execute and deliver the New Warrant Agreement. This Agreement is effective on the date hereof and the New Warrant Agreement will be effective upon the execution and delivery of the New Warrant Agreement by the Warrant Agent and the Company. Each Holder acknowledges that it is not an affiliate of the Company as defined under the federal securities laws.
4. Expiration. The Proxy, and all other obligations of the Holders under this Agreement, shall terminate as of the close of business on October 12, 2010 (the “Expiration Date”), unless before the Expiration Date the New Warrant Agreement has been executed and delivered by the Warrant Agent and the Company. Notwithstanding the foregoing, the Expiration Date shall be extended indefinitely if the New Warrant Agreement has not been executed and delivered by the Warrant Agent and the Company solely due to the failure of any of the Holders to satisfy its obligations set forth in Paragraph 7 below.
5. Public Disclosure. The Company shall make a public disclosure of this Agreement and all exhibits within 48 hours of execution of this Agreement. If the Company fails to make such a disclosure, any Holder may do so.
6. Representations and Warranties of the Holders. Each Holder hereby represents and warrants as to itself to the Company as follows:
(a) Each Holder is the beneficial owner of the Warrants set forth on Schedule I, free and clear of any liens, adverse claims, charges or other encumbrances of any nature whatsoever.
(b) Each Holder has the sole right to vote and to direct the voting of its Warrants and give consent with respect thereto, and none of the Warrants are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Warrants.
(c) Each Holder hereby acknowledges that it has not in any manner, directly or indirectly, (i) formed, joined or in any way participated in a “group” (as defined under the Securities Exchange Act of 1934, as amended) with respect to the Company, (ii) made any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company held by any other party for any reason whatsoever, (iii) acted, alone or in concert with others, to seek to control or influence in any way whatsoever the management, Board of Directors (including, but not limited to, any attempt to nominate, designate or otherwise request representation on the Board of Directors) or policies of the Company or (iv) entered into any discussions, arrangements or understandings with any third party with respect to any of the foregoing.

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(d) Each Holder, if not a natural person: (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement and the Proxy, to consummate the transactions contemplated hereby and thereby and to comply with the terms hereof and thereof. The execution and delivery by each Holder of this Agreement and the Proxy, the consummation by each Holder of the transactions contemplated hereby and thereby and the compliance by each Holder with the provisions hereof and thereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of each Holder, and no other corporate, company, partnership or other proceedings on the part of each Holder are necessary to authorize this Agreement and the Proxy, to consummate the transactions contemplated hereby and thereby or to comply with the provisions hereof or thereof.
(e) This Agreement has been duly executed and delivered by each Holder, constitutes a valid and binding obligation of each Holder and is enforceable against each Holder in accordance with its terms.
(f) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and by the New Warrant Agreement and compliance with the provisions hereof and thereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of (i) the certificate of incorporation or by-laws, partnership agreement or limited liability company agreement (or similar organizational documents) of each Holder, if applicable, (ii) any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to each Holder or its properties or assets, or (iii) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which each Holder is a party or by which each Holder or each Holder’s assets are bound.
(g) As of the date hereof each Holder is, and upon consummation of the transactions contemplated hereby, will be, an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D as promulgated under the Securities Act of 1933, as amended.
(h) Each Holder has determined, based on its own independent review and such professional advice as it has deemed appropriate under the circumstances, that its consent to the Amendments (i) is fully consistent with its financial needs, objectives and condition, and (ii) complies and is fully consistent with all investment policies, guidelines and restrictions applicable to Holder (whether holding the Warrants as principal or in a fiduciary capacity).
(i) Each Holder has reviewed all publicly available information regarding the Company as it has deemed relevant to its decision to consent to the Amendments.

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7. Covenant of the Holders. Each Holder covenants and agrees to use its best efforts, within seven (7) days of the execution of this Agreement, (i) to instruct its respective Depository Trust Company (“DTC”) participant with respect to its Warrants to provide written instructions substantially in the form attached as Exhibit B hereto to DTC, as the registered holder of the public Warrants, instructing DTC to execute a written consent substantially in the form attached as Exhibit C hereto (the “DTC Consent”), whereby DTC shall consent to the execution and delivery by the Warrant Agent of the New Warrant Agreement, and (ii) to deliver the executed DTC Consent to the Company. Each Holder also covenants and agrees to take such other actions as the Company or the Warrant Agent shall reasonably request, including but not limited to signing such documentation or taking other such actions as any government agency or agencies shall require, in connection with the Acquisition in order to effect the execution and operation of the New Warrant Agreement.
8. This Agreement will be governed by and construed in accordance with the Laws of the State of New York.
9. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.
[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

NISSWA FIXED INCOME MASTER FUND LTD.
By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	CFO-Pine River Capital Mgmt. LP Its: Investment Manager

[WARRANT LETTER AGREEMENT]

NISSWA ACQUISITION MASTER FUND LTD.
By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	CFO-Pine River Capital Mgmt. LP Its: Investment Manager

[WARRANT LETTER AGREEMENT]

PINES EDGE VALUE INVESTORS LTD.
By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	CFO-Pine River Capital Mgmt. LP Its: Investment Manager

[WARRANT LETTER AGREEMENT]

INTEGRATED CORE STRATEGIES (US) LLC
By:	Integrated Holding Group LP, its Managing Member
By:	Millennium Management LLC, its General Partner

By:	/s/ Terry Feeney
	Name:	Terry Feeney
	Title:	COO

[WARRANT LETTER AGREEMENT]

GAM EQUITY TWO INC. By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

LMA SPC, FOR AND ON BEHALF OF MAP 57 SEGREGATED PORTFOLIO By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

WEISS MULTI-STRATEGY PARTNERS LLC By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

OGI ASSOCIATES LLC By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

IOU LIMITED PARTNERSHIP By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

GEORGE WEISS ASSOCIATES, INC. PROFIT SHARING PLAN By: Weiss Multi-Strategy Advisers LLC, its investment manager
By:	/s/ Jeffrey D. Dillabough
	Name:	Jeffrey D. Dillabough
	Title:	General Counsel

[WARRANT LETTER AGREEMENT]

HAYGROUND COVE ACQUISITION STRATEGIES FUND LP
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

HAYGROUND COVE ACQUISITION STRATEGIES FUND LTD.
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

HAYGROUND COVE TURBO FUND LTD.
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

HC INSTITUTIONAL PARTNERS LP
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

HC OVERSEAS PARTNERS LTD.
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

DOHA PARTNERS I, LP
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Authorized Signatory

[WARRANT LETTER AGREEMENT]

/s/ Jason N. Ader Jason N. Ader

[WARRANT LETTER AGREEMENT]

ACKNOWLEDGED AND AGREED TO:

WESTERN LIBERTY BANCORP

By:	/s/ Michael B. Frankel Name: Michael B. Frankel
Title: Director

[WARRANT LETTER AGREEMENT]

SCHEDULE I
HOLDER INFORMATION

LEGAL NAME OF HOLDER:

ADDRESS OF HOLDER:

Attention:

TELEPHONE NUMBER:

EMAIL:

FAX NUMBER:

NOMINEE (Name in which the Warrants are to be registered, if different than name of Holder):
To be held at DTC

TAX I.D. NUMBER:	N/A
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee should be provided)

NAME OF DTC PARTICIPANT (Broker-dealer at which the account or accounts to be credited with the Warrants are maintained):

DTC PARTICIPANT NUMBER(S) AND NUMBER OF SHARES HELD BY EACH DTC PARTICIPANT:

NAME OF ACCOUNT AT DTC PARTICIPANT BEING CREDITED WITH THE SHARES:

ACCOUNT NUMBER AT DTC PARTICIPANT BEING CREDITED WITH THE WARRANTS:

PERSON TO RECEIVE COPIES OF TRANSACTION DOCUMENTS
NAME:

TELEPHONE NUMBER:

EMAIL:

OPERATIONS CONTACTS
PRIMARY:

TELEPHONE NUMBER:

EMAIL:

SECONDARY:

TELEPHONE NUMBER:

EMAIL:

PAYMENT INSTRUCTIONS:
NAME OF BANK:

ABA:

ACCOUNT NAME:

ACCOUNT NUMBER:

REFERENCE/ATTENTION:

MAIL PAYMENT NOTICES (if different than mailing address):

Attention:

TELEPHONE NUMBER:

FAX NUMBER:

STATE OF PRINCIPAL PLACE OF BUSINESS:

PHYSICAL DELIVERY INSTRUCTIONS:

Attention:

TELEPHONE NUMBER:

FAX NUMBER:

TAX WITHHOLDING FORM ATTACHED (indicate type):

NUMBER OF WARRANTS HELD BY YOU:

(if special denominations required, please note)

EXHIBIT B
CONSENT OF HOLDER
TO ACTION WITHOUT A MEETING
(Participant Letterhead)
September [_____], 2010
The Depository Trust Company
55 Water Street
New York, NY 10041
Attn: Proxy Department
RE:	Western Liberty Bancorp Warrants (CUSIP Number 961443 116) DTC Participant Number [_____]
Dear Partner:
Please have your nominee, Cede & Co., sign the attached Consent of Holder (the “Consent”) in order to enable our customer to exercise the right to act by written consent prior to October 12, 2010 with respect to [_____] of the above-mentioned warrants credited to our DTC Participant account on the date hereof.
In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned certifies to DTC and Cede & Co., that the information and facts set forth in the attached Consent are true and correct, including the number of warrants credited to our DTC Participant account that are beneficially owned by our customer.
Please make the Consent available for pick-up by (insert name of firm or person responsible for picking up documents from DTC). Or Federal Express to [Address & contact at Participant].
Our Federal Express account number is
Very truly yours,
[Insert name of Participant]
BY: [manual signature of authorized person]
[Type signer’s name]
[Type signer’s title]
Medallion Stamp

EXHIBIT C
Cede & Co.
C/o The Depository Trust Company
55 Water Street
New York, NY 10041
September [_____], 2009
Western Liberty Bancorp
1370 Avenue of the Americas
New York, NY 10019
George A. Rosenbaum, Jr., Chief Financial Officer
Attention: Mr. George A. Rosenbaum, Jr.
Cede & Co., the nominee of The Depository Trust Company (“DTC”), is a holder of record of warrants (CUSIP number 961443 116) of Western Liberty Bancorp (the “Company”). DTC is informed by its Participant [                    ] (the “Participant”), that as of September [_____], 2010, [                    ] of such warrants (the “Warrants”) were credited to the Participant’s DTC [_____] account and beneficially owned by [                    ] (the “Beneficial Holder”), a customer of Participant.
At the request of Participant, on behalf of the Beneficial Holder, Cede & Co., as a holder of record of the Warrants, hereby consents without a meeting, without prior notice and without a vote, at the direction of the Beneficial Holder, to the amendments to the Amended and Restated Warrant Agreement, dated as of July 20, 2009, as amended by the Amendment No. 1 to Amended and Restated Warrant Agreement, dated as of October 7, 2009 (together, the “Warrant Agreement”), each between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as set forth in the Second Amended and Restated Warrant Agreement between the Company and the Warrant Agent.
This consent shall expire automatically if the foregoing amendment is not executed and delivered by the Company and the Warrant Agent by the close of business on October 12, 2010.
Pursuant to the Warrant Agreement, the above-proposed action may be adopted by the consent of the holder(s) of a majority of the outstanding warrants of the Company which are outstanding at the time such action is taken.
While Cede & Co, is furnishing this consent as the warrant holder of record of the Warrants, it does so at the request of Participant and only as a nominal party for the true party in interest, the Beneficial Holder. Cede & Co., has no interest in this matter other than to take those steps which are necessary to ensure that the Beneficial Holder is not denied its rights as the beneficial owner of the Warrants, and Cede & Co., assumes no further responsibility in this matter.

Very truly yours, Cede & Co
Dated:	BY: (Partner)

ANNEX B
EXECUTION COPY
SECOND AMENDED AND RESTATED WARRANT AGREEMENT
This Second Amended and Restated Warrant Agreement (this “Warrant Agreement”) is made as of September 27, 2010 between Western Liberty Bancorp (formerly known as Global Consumer Acquisition Corp.), a Delaware corporation, with offices at 1370 Avenue of the Americas, 28th Floor, New York, New York 10019 (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, with offices at 17 Battery Place, New York, New York 10004 (the “Warrant Agent”), and amends and restates in its entirety that certain Amended and Restated Warrant Agreement, dated as of July 20, 2009, as amended by that certain Amendment No. 1, dated as of October 7, 2009, each between the Company and the Warrant Agent (as amended, the “Prior Warrant Agreement”).
WHEREAS, the Company currently has outstanding 31,948,850 registered and publicly-traded warrants (the “Public Warrants”) and 16,118,908 unregistered private warrants (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) each of such Warrants evidencing the right of the holder thereof to purchase one share of common stock, par value $.0001 per share, of the Company (the “Common Stock”) for the Public Warrants and the Private Warrants;
WHEREAS, the Company has entered into an Agreement and Plan of Merger with WL-S1 Interim Bank, a Nevada corporation, Service1st Bank of Nevada (“Service1st”), and Curtis W. Anderson, as representative of the former stockholders of Service1st, as amended on June 21, 2010 (as so amended, the “Service1st Merger Agreement”), which provides for the merger of WL-S1 Interim Bank with and into Service1st, with Service1st being the surviving entity and becoming the Company’s wholly-owned subsidiary. The transaction contemplated by the Service1st Merger Agreement is referred to herein as the “Acquisition”;
WHEREAS, the Company desires the Warrant Agent to continue to act on behalf of the Company, and the Warrant Agent is willing to so continue to act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants;
WHEREAS, in order to assist the Company in gaining the requisite approval of certain government agencies in connection with the Acquisition, the Company and the registered holders of at least a majority of the presently outstanding Warrants (the “Consenting Holders”) have agreed to amend and restate the Prior Warrant Agreement pursuant to that certain Letter Agreement, dated as of September 23, 2010, between the Company and the Consenting Holders; and
WHEREAS, pursuant to Section 9.9 of the Prior Warrant Agreement, the Company and the Consenting Holders wish to amend and restate the Prior Warrant Agreement in accordance with the terms and provisions hereof, and have directed the Warrant Agent to execute this Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
Section 1. Appointment of Warrant Agent. The Company previously appointed the Warrant Agent to act as agent for the Company for the Warrants. The Company hereby agrees to continue its appointment of the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such continued appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Warrant Agreement.
Section 2. Warrants.
2.1 Form of Warrant. Each Warrant shall remain issued in registered form only and, due to the automatic exercise of all Warrants in accordance with Section 3.1 below, and since this Warrant Agreement shall not become operative in accordance with Section 7.11 below until such date as the Acquisition is consummated (the “Automatic Exercise Date”), each Warrant shall remain substantially in the form described in the Prior Warrant Agreement, and no new Warrant Certificates will be issued upon the operative date of this Warrant Agreement. Any inconsistencies between the terms on the face of each outstanding Warrant and the terms of this Warrant Agreement on or after the Automatic Exercise Date shall be resolved in favor of the terms of this Warrant Agreement.
2.2 Effect of Countersignature. Unless and until countersigned by the Warrant Agent pursuant to this Warrant Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.
2.3 Registration.
2.3.1 Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of the original issuance and transfers of the Warrants. The Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.
2.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
Section 3. Terms and Exercise of Warrants.
3.1 Automatic Exercise. On the Automatic Exercise Date, and without payment by any Warrant holder of cash or any other consideration to the Company whatsoever, each Warrant will automatically and immediately convert into one thirty-second (1/32) of one share of Common Stock (meaning that each Warrant holder shall receive one (1) share of Common Stock for every thirty two (32) Warrants in the conversion). In addition, in consideration of the amendments to Prior Agreement contained in this Warrant Agreement, the Company shall pay each Warrant holder, regardless of whether such holder is a Consenting Holder, $0.06 in cash for each Warrant (the “Consent Fee”) (meaning that a Warrant holder shall receive a $1.92 Consent Fee for every thirty-two (32) Warrants held on the Automatic Exercise Date).

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3.2 Duration of Warrants. For the avoidance of any doubt, and subject to Section 7.11, all of the Warrants shall automatically be exercised into shares of Common Stock and subsequently canceled on the Automatic Exercise Date.
3.3 Exercise of Warrants.
3.3.1 Payment. Subject to Section 3.3.2 below, each Warrant holder’s Warrants shall automatically be converted into shares of Common Stock, and each Warrant holder shall receive the Consent Fee, on the Automatic Exercise Date, and such Warrant holder shall not be required to take any further action, including any payment of cash or other consideration to the Company or the Warrant Agent whatsoever.
3.3.2 Issuance of Certificates. As soon as practicable after the automatic exercise Warrants in accordance with Section 3.1 above, the Company shall issue to the registered holder of such Warrant a certificate or certificates representing the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it; provided, however, that each certificate representing such shares of Common Stock issued shall bear a legend substantially in the form of Exhibit A hereto until such time as a prospectus relating to such shares of Common Stock is current and the Common Stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of such shares of Common Stock on the Automatic Exercise Date in accordance with Section 5.4 below. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful. Other than as set forth Section 5.4 below, in no event shall the registered holder of a share of Common Stock into which a Warrant was exercised be entitled to receive any monetary damages if such share of Common Stock has not been registered by the Company pursuant to an effective registration statement.
3.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Warrant Agreement shall be validly issued, fully paid and non-assessable.
3.3.4 Date of Issuance. Each person or entity in whose name any such certificate for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the date on which the Warrant was automatically exercised, irrespective of the date of delivery of such certificate, except that, if the date of such exercise is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

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3.3.5 No Fractional Shares. Notwithstanding any provision contained in this Warrant Agreement to the contrary, the Company shall not issue fractional shares of Common Stock upon automatic exercise of Warrants. Any Warrants that would entitle a holder thereof to a fractional share of Common Stock after taking into account the exercise of the remainder of such holder’s Warrants into full shares of Common Stock on the Automatic Exercise Date shall be cancelled on the Automatic Exercise Date; provided, however, that the Company shall pay the Consent Fee in connection with all such cancelled Warrants.
3.4 Adjustments. If, prior to the Automatic Exercise Date, and subject to the provisions of Section 3.3.5 above, the number of outstanding shares of Common Stock of the Company is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then the number of shares of Common Stock issuable upon automatic exercise of each Warrant on the Automatic Exercise Date shall be increased in proportion to such increase in outstanding shares of Common Stock. If, prior to the Automatic Exercise Date, and subject to the provisions of Section 3.3.5 above, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then the number of shares of Common Stock issuable upon automatic exercise of each Warrant on the Automatic Exercise Date shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
3.5 Form of Warrant. The Company may, at any time, in its sole discretion, make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.
Section 4. Transfer and Exchange of Warrants.
4.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant into the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon the Company’s request.
4.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and, thereupon, the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that, in the event a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and shall issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

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4.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a warrant.
4.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.
4.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Warrant Agreement, the Warrants required to be issued pursuant to the provisions of this Section 4.5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.
Section 5. Other Provisions Relating to Rights of Holders of Warrants.
5.1 No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.
5.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated or destroyed, the Company and the Warrant Agent may, on such terms as to indemnity or otherwise as they may in their discretion impose (which terms shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
5.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agreement.
5.4 Registration of Common Stock. The Company agrees that, as promptly as practicable but in no event later than thirty (30) days after the Automatic Exercise Date (the “Registration Statement Filing Deadline”), it shall file with the SEC a registration statement (the “Registration Statement”), for the registration under the Securities Act of 1933, as amended (the “Act”), of, and it shall take such action as is necessary to qualify for sale, in those states in which the Warrants were initially offered by the Company, the Common Stock issuable upon automatic exercise of the Warrants. Furthermore, if, prior to the filing of the Registration Statement with the SEC, the Company proposes to register any of its securities (other than the Common Stock issuable upon automatic exercise of the Warrants) under the Act, whether or not for sale for its own account (other than pursuant to Form S-4 or Form S-8 or any successor or similar forms), the Company shall use such registration statement for the registration under the Act of all of the shares of Common Stock issuable upon automatic exercise of the Warrants, and such

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registration statement shall be deemed the Registration Statement for purposes of this Section 5.4. Upon filing of the Registration Statement, the Company shall take all additional actions necessary or appropriate to cause the Registration Statement to become and to remain effective, and to cause a current prospectus to be and remain available for delivery in connection with such Common Stock. The Company will take all actions necessary or appropriate to cause the Common Stock issuable upon automatic exercise of the Warrants to become listed on a nationally-recognized exchange on the 180th day following the Automatic Exercise Date. In addition, the Company agrees to use commercially reasonable efforts to register such securities under the blue sky laws of the states of residence of the exercising Warrant holders to the extent an exemption is not available. The Company agrees to make a payment to each holder of such shares of Common Stock in an amount equal to $0.12 per share of Common Stock held by such holder if, and only if, it fails to timely file with the SEC the Registration Statement by the Registration Statement Filing Deadline. Such payment, if any, shall be made by no later than thirty (30) days after the Registration Statement Filing Deadline. The Company further agrees to make an additional payment to each holder of such shares of Common Stock in an amount equal to $0.18 per share of Common Stock held by such holder on the 180th day following the Automatic Exercise Date, if, and only if, on such date the Registration Statement is not effective. Such payment shall only be made to holders of Common Stock issued upon automatic exercise of the Warrants who held such shares of Common Stock as of the Automatic Exercise Date, and only with respect to the number of shares of Common Stock issued upon automatic exercise of the Warrants held by such holders as of the date such additional payment, if any, becomes due. Such payments shall be in addition to all other rights and remedies of the holders of the Warrants or the Common Stock issuable upon automatic exercise of the Warrants in connection with the Company’s covenants under this Agreement, including the right to seek specific performance of the covenants set forth in this Section 5.4 and to seek all other remedies at law or in contract in connection with a breach of such covenants.
Section 6. Concerning the Warrant Agent and Other Matters.
6.1 Payment of Taxes. The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares of Common Stock.
6.2 Resignation, Consolidation, or Merger of Warrant Agent.
6.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint, in writing, a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his, her or its Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for

6

the County of New York for the appointment of a successor Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and have its principal office in the Borough of Manhattan, City and State of New York, and be authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but, if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and, upon request of any successor Warrant Agent, the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties and obligations.
6.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.
6.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Warrant Agreement without any further act on the part of the Company or the Warrant Agent.
6.3 Fees and Expenses of Warrant Agent.
6.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as Warrant Agent hereunder as set forth on Exhibit B hereto and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.
6.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement.

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6.4 Liability of Warrant Agent.
6.4.1 Reliance on Company Statement. Whenever, in the performance of its duties under this Warrant Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chairman of the Board or President of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Warrant Agreement.
6.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Warrant Agreement, except as a result of the Warrant Agent’s negligence, willful misconduct or bad faith.
6.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Warrant Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it, by any act hereunder, be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Warrant Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and non-assessable.
6.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth and, among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.
Section 7. Miscellaneous Provisions.
7.1 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

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7.2 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or registered mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery or by facsimile transmission. Such notice or communication shall be deemed given (a) if mailed, two days after the date of mailing, (b) if sent by national courier service, one business day after being sent, (c) if delivered personally, when so delivered, or (d) if sent by facsimile transmission, on the second business day after such facsimile is transmitted, in each case as follows:
If to the Warrant Agent, to:
Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, New York 10004
Attn: Compliance Department
Fax: (212) 616-7620
If to the Company, to:
Western Liberty Bancorp
1370 Avenue of the Americas, 28th Floor
New York, New York 10019
Attn: George A. Rosenbaum, Jr., Chief Financial Officer
Fax: (212) 445-7800
With a copy to:
Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Attn: Jeffrey A. Horwitz, Esq.
Fax: (212) 969-2900
7.3 Applicable Law. The validity, interpretation, and performance of this Warrant Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.
7.4 Waiver of Trial by Jury. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.
7.5 Persons Having Rights under this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation, other than the parties hereto and the registered holders of the Warrants, any right, remedy or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holders of the Warrants.

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7.6 Examination of the Warrant Agreement. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his, her or its Warrant for inspection.
7.7 Counterparts; Facsimile Signatures. This Warrant Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Facsimile signatures shall constitute original signatures for all purposes of this Warrant Agreement.
7.8 Effect of Headings. The section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.
7.9 Amendments. This Warrant Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Warrant Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, shall require the written consent of each of the registered holders of a majority of the then outstanding Warrants.
7.10 Severability. This Warrant Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
7.11 Effective Date; Operative Date. This Warrant Agreement shall be deemed effective upon the execution hereof; provided, however, that the amendments to the Prior Warrant Agreement contained in this Warrant Agreement will not be operative until (i) receipt by the Warrant Agent and the Company of (x) the consent of the applicable registered holder(s) of each Consenting Holder’s Warrants to the amendments to the Prior Warrant Agreement as set forth in this Warrant Agreement and (y) certification to the Warrant Agent and the Company from such registered holder(s) as to the positions held by each of the Consenting Holders, (ii) receipt by the Company of final regulatory approval of the Acquisition from the Federal Deposit Insurance Corporation, the Nevada Division of Financial Institutions and the Federal Reserve Board, which shall not occur later than October 12, 2010, and (iii) the consummation of the Acquisition; provided further, however, that the amendments to the Prior Warrant Agreement contained in this Warrant Agreement will not become operative unless all of the conditions set forth in the preceding proviso are satisfied on or before November 12, 2010, which is the date on which the Service1st Merger Agreement may expire or be terminated by either party thereto (the “Expiration Date”), unless each of Service1st and the Company agree to extend the duration of the Service1st Merger Agreement to another date, in which case the Expiration Date shall be extended to such date. For the avoidance of any doubt, none of the terms of this Warrant Agreement shall supersede, amend or replace in any manner whatsoever any term of the Prior Warrant Agreement until such time as the conditions set forth in subsections (i), (ii) and (iii) of this Section 7.11 have been satisfied, which must occur before the Expiration Date, and this Agreement shall not become operative at any time or for any reason whatsoever if the condition set forth in subsection (ii) does not occur on or prior to October 12, 2010.
[Remainder of page intentionally left blank; signature page immediately follows.]

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IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

WESTERN LIBERTY BANCORP
By:	/s/ Daniel B. Silvers
	Name:	Daniel B. Silvers
	Title:	President

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:	/s/ Mark B. Zimkind
	Name:	Mark B. Zimkind
	Title:	Vice President

EXHIBIT A
LEGEND
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.